UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2011

PerkinElmer, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 663-6900

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 20, 2011, PerkinElmer, Inc. (the “Company”) announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and clearance under Germany’s Act against Restraints of Competition, in connection with its previously announced acquisition of Caliper Life Sciences, Inc. The Company’s press release announcing the expiration of the waiting period is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Safe Harbor for Forward-looking Statements

Statements in this Current Report on Form 8-K contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to the Company’s customers and end-markets, and plans concerning business development opportunities and divestitures. Words such as “believes,” “intends,” “anticipates,” “plans,” “expects,” “projects,” “forecasts,” “will” and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on management’s current assumptions and expectations and no assurances can be given that the Company’s assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These factors include, without limitation: (1) markets into which the Company sells its products declining or not growing as anticipated; (2) fluctuations in the global economic and political environments; (3) the Company’s failure to introduce new products in a timely manner; (4) the Company’s ability to execute acquisitions and license technologies, or to successfully integrate acquired businesses and licensed technologies into its existing business or to make them profitable, or successfully divest businesses; (5) the Company’s failure to adequately protect its intellectual property; (6) the loss of any of the Company’s licenses or licensed rights; (7) the Company’s ability to compete effectively; (8) fluctuation in the Company’s quarterly operating results and its ability to adjust its operations to address unexpected changes; (9) significant disruption in third-party package delivery and import/export services or significant increases in prices for those services; (10) disruptions in the supply of raw materials and supplies; (11) the manufacture and sale of products exposing the Company to product liability claims; (12) the Company’s failure to maintain compliance with applicable government regulations; (13) regulatory changes; (14) the Company’s failure to comply with healthcare industry regulations; (15) economic, political and other risks associated with foreign operations; (16) the Company’s ability to retain key personnel; (17) significant disruption in the Company’s information technology systems; (18) restrictions in the Company’s credit agreements; (19) the Company’s ability to realize the full value of its intangible assets; (20) significant fluctuations in the Company’s stock price; (21) reduction or elimination of dividends on the Company’s common stock; and (22) other factors which are described under the caption “Risk Factors” in the Company’s most recent quarterly report on Form 10-Q and in other filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: October 20, 2011
/s/ Joel S. Goldberg
Joel S. Goldberg
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by PerkinElmer, Inc. on October 20, 2011